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                                                                   EXHIBIT 10.28


                    *** TEXT OMITTED AND FILED SEPARATELY
                        CONFIDENTIAL TREATMENT REQUESTED
            UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 and 240.24b-2


                SECOND AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

     This Second Amendment to Strategic Alliance Agreement is made effective as of November 28, 2001, between X H Partners, a California limited partnership ("Developer"); Square-H Brands, Inc., a Delaware corporation ("Square-H"); and SureBeam Corporation, a Delaware corporation ("SureBeam").

                                    RECITALS

     WHEREAS, effective as of November 29, 2000, Square-H and SureBeam entered into a Strategic Alliance Agreement (the "Original Agreement") pursuant to which a developer and SureBeam would develop, and SureBeam would operate, a food irradiation facility in Vernon, California;

     WHEREAS, effective as of March 28, 2001, Square-H, SureBeam and Developer entered into an Amendment to Strategic Alliance Agreement (the "Amendment" and, together with the Original Agreement, the "Agreement") in which they memorialized the terms and conditions pursuant to which the Facility will be constructed and leased;

     WHEREAS, Developer and SureBeam have now entered into the Lease contemplated under the Agreement and by its terms, such Lease supersedes the provisions of the Agreement pertaining to the construction and leasing of the Facility and SureBeam's use and occupancy thereof;

     WHEREAS, SureBeam does not want to be limited in its use of the Facilities to the electronic pasteurization of food products and, in consideration of Square-H permitting the Facility to be used for other purposes, SureBeam has agreed to provide for an alternative method to compensate Square-H for its alternative use of the Facility;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Developer, Square-H and SureBeam agree as follows:

                                    AMENDMENT

     1. WITHDRAWAL OF DEVELOPER. All parties hereto acknowledge that the Standard Form Lease (Industrial; Single Tenant; Net) between Developer and SureBeam supersedes all of the provisions of the Agreement with respect to the construction and leasing of the Facility. Accordingly, Developer and SureBeam agree that from, and after the effective date of such Lease, Developer shall no longer be a party to the Agreement. SureBeam and Square-H agree that Developer shall no longer be a party to the Agreement and, that henceforth, the Agreement shall govern the strategic alliance contemplated in Article III of the original Agreement. In other words, Article II of the Original Agreement and the Amendment are of no further force and effect.

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     2.   ROYALTY; ALTERNATIVE COMPENSATION.

          2.1 ELECTRONIC PASTEURIZATION. It SureBeam uses the Facility exclusively for electronic pasteurization of food products as originally contemplated, SureBeam shall pay to Square-K the royalty set forth in Paragraph
3.5 of the Original Agreement.

          2.2 ALTERNATIVE USE. If SureBeam elects not to use the Facility for electronic pasteurization of food products, or elects to use the Facility in part for such pasteurization and in part for the irradiation of other materials, SureBeam shall pay to Square-H, in addition to the royalty set forth in Paragraph 3.5 of the Original Agreement based on the volume of all food products processed from the Facility, a royalty of [...***...] percent ([...***...]%) of the aggregate consideration received by SureBeam in consideration of treating such other products at the facility. Such royalty shall be paid within thirty (30) days following the expiration of each calendar month of the term.

                                   ARTICLE II
                                  MISCELLANEOUS

     2.1. ENTIRE AGREEMENT. Except as specifically amended hereby, the Original Agreement shall remain in full force and effect.

     2.2 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

     2.3 GUARANTIES. Titan Corporation hereby acknowledges that its guaranty, and its obligation to execute and deliver any further guaranty, as set forth in paragraph 10.11 of the Original Agreement, remain in full force and effect with respect to the Agreement, as amended hereby.


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                      *Confidential Treatment Requested
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to
Strategic Alliance Agreement to be executed as of the date first-above written

SUREBEAM CORPORATION

By: /s/ Larry A. Oberkfell
  --------------------------------------------
Title: President and CEO

THE TITAN CORPORATION

By: /s/ Larry A. Oberkfell
  --------------------------------------------
Title: Sr. Vice President

SQUARE-H BRANDS, INC.

By: /s/ [ILLEGIBLE]
  --------------------------------------------
Title: President and CEO

X H PARTNERS, a California limited
partnership

By:    Xebec Development Company, a
       California corporation, its sole
       general partner

       By: /s/ John Lehr
         -------------------------------------
          John Lehr, President

           Signature Page to Amendment to Strategic Alliance Agreement

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